Litigation and Legal Proceedings	12 Months Ended
Mar. 31, 2023
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Litigation and Legal Proceedings [Text Block]

23.  Litigation and Legal Proceedings

The Company has filed a civil claim against the prior CEO and Director of the Company in the Province of British Columbia, and the prior CEO and Director of the Company has filed a response with a counterclaim for wrongful dismissal in the Province of British Columbia. The prior CEO and Director of the Company also filed a similar claim in the state of California in regards to this matter, and this claim has been stayed pending the outcome of the claim in British Columbia. There has not been a resolution on the British Columbia claim or counterclaim, or the California claim as at March 31, 2023. In addition, a company owned and controlled by a former employee who provided services to a subsidiary company of GreenPower until August 2013 filed a claim for breach of confidence against GreenPower in July 2020, and this claim has not been resolved as at March 31, 2023. The Company has not booked a provision for the claims or the counterclaim as it does not believe there is a remote or estimable material financial impact as at March 31, 2023. During April 2023 the Company repossessed 27 EV Stars and 10 EV Star CC's which were previously on lease, after the leases were terminated following a notice of default that was not cured. In addition, the Company repossessed 1 EV Star from the same customer due to non- payment. During May 2023 this customer filed a claim in the state of California against the Company and a subsidiary of the Company, and the Company is evaluating its response to this claim (Note 25).